EXHIBIT 10.44

Silicon Valley Bank

Amendment to Loan Documents

Borrower: APPLIED IMAGING CORP.
Address:    2380 Walsh Avenue
                   Santa Clara, CA 95051

Dated as of October 4, 2002

THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).

Silicon and Borrower hereby agree to amend the Loan and Security Agreement between them, dated September 28, 2001 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

1.	Modification of TNW Base Amount. The portion of Section 5 of the Schedule to Loan Agreement that currently reads as follows:

The term “TNW Base Amount” means, as of any date of determination, the amount set forth below corresponding to the time period set forth below:

(A) during the period commencing on July 1, 2002 and ending on August 31, 2002, $3,300,000;

(B) during the period commencing on September 1, 2002 and ending on November 30, 2002, $4,000,000;

(C) during the period commencing on December 1, 2002 and ending on December 31, 2002, $5,000,000;

(D) during the period commencing on January 1, 2003 and ending on February 28, 2003, $4,500,000;

(E) during the period commencing on March 1, 2003 and ending on March 31, 2003, $5,300,000;

(f) during the period commencing on April 1, 2003 and ending on May 31, 2003, $5,000,000; and

(G) from and after June 1, 2003, $5,500,000.

, hereby is amended and restated in its entirety to read as follows:

The term “TNW Base Amount” means, as of any date of determination, the amount set forth below corresponding to the time period set forth below:

(A) during the period commencing on October 1, 2002 and ending on October 31, 2002, $3,500,000;

(B) during the period commencing on November 1, 2002 and ending on November 30, 2002, $3,200,000;

(C) during the period commencing on December 1, 2002 and ending on December 31, 2002, $4,800,000;

(D) during the period commencing on January 1, 2003 and ending on January 31, 2003, $4,000,000;

(E) during the period commencing on February 1, 2003 and ending on February 28, 2003, $3,600,000;

(F) during the period commencing on March 1, 2003 and ending on March 31, 2003, $5,000,000;

(G) during the period commencing on April 1, 2003 and ending on April 30, 2003, $4,300,000;

(H) during the period commencing on May 1, 2003 and ending on May 31, 2003, $4,000,000;

Silicon Valley Bank	Amendment to Loan Agreement

(I) during the period commencing on June 1, 2003 and ending on June 30, 2003, $5,500,000;

(J) during the period commencing on July 1, 2003 and ending on July 31, 2003, $5,000,000;

(K) during the period commencing on August 1, 2003 and ending on August 31, 2003, $4,500,000;

(L) from and after September 1, 2003, $5,500,000.

2.
Fee. In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee of $2,500 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower’s loan account.

3.	Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

[remainder of page intentionally left blank; signature page follows]

4.
General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower: APPLIED IMAGING CORP.		Silicon: SILICON VALLEY BANK

By:	/S/ BARRY HOTCHKIES	By:	/S/ CHITRA SURIYANARAYANAN
	President or Vice President	Title	Acct. Mgr.

By:	/S/ BARRY HOTCHKIES
Secretary or Ass’t Secretary